Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Margaret Alexander, President and Chief Executive Officer of Ovid Therapeutics Inc. (the “Company”), and Charles Carter, Chief Financial Officer of the Company, each hereby certifies that, to the best of their knowledge:
1.The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026, to which this Certification is attached as Exhibit 32.1 (the “Annual Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act, as amended; and
2.The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 13, 2026

/s/ Margaret Alexander	/s/ Charles Carter
Margaret Alexander	Charles Carter
President, Chief Executive Officer and Director (Principal Executive Officer)	Chief Financial Officer (Principal Financial and Accounting Officer)